Exhibit 99.1

INVESTOR RELATIONS: Caroline Rodda 212.810.3442	MEDIA RELATIONS: Patrick Scanlan 212.810.3622

BlackRock Reports Second Quarter 2026 Diluted EPS of $12.19, or $13.91 as adjusted
New York, July 15, 2026 – BlackRock, Inc. (NYSE: BLK) today reported financial results for the three and six months ended June 30, 2026.

$15.3 trillion in AUM following $868 billion of net inflows over the last twelve months, reflecting 10% organic base fee growth

Record first half net inflows of $321 billion including $192 billion in the second quarter, broad-based across the platform and driven by ETFs, private markets, active fixed income and systematic equity strategies

31% increase in revenue year-over-year reflects the positive impact of markets, organic base fee growth, fees related to the HPS Transaction, higher performance fees, and higher technology services and subscription revenue

13% growth in technology services and subscription revenue year-over-year, driven by continued momentum in Aladdin® and multi-product solutions

42% increase in operating income year-over-year (39% as adjusted)

20% increase in diluted EPS year-over-year (15% as adjusted) also reflects a lower nonoperating income and higher diluted share count in the current quarter

$450 million of share repurchases in the current quarter

Increasing planned quarterly share repurchases to $550 million

Laurence D. Fink, Chairman and CEO:

“Market fundamentals are strong and well supported, with higher margins and earnings momentum catalyzed by new technology. The scale and depth of our client relationships globally have never been greater. Clients are turning to BlackRock for insights and opportunities. That’s powering record financial performance, $868 billion of net inflows, and 10% organic base fee growth over the last year. Flows in the first six months of 2026 more than doubled year-over-year, driving AUM to a record $15.3 trillion.

“BlackRock is simultaneously a leading public markets manager, a scaled private markets platform, and a global technology company. The quality and breadth of our platform is differentiating us with clients more than ever before. It’s enabling us to earn more of their portfolios, and power durable earnings for our shareholders.

“In the second quarter clients entrusted us with $192 billion of net inflows, generating 8% organic base fee growth – well in excess of our target. iShares crossed $6 trillion in AUM, roughly doubling in three years. Demand is building across our active franchise with $53 billion of net inflows, where our systematic strategies drove equity net inflows and a record $7 billion into liquid alternatives. Technology services and subscription ACV growth of 15% reflects continued adoption of Aladdin as transparency, data, and analytics become more and more critical to our clients and industry.

“We’re seeing this momentum in our financial results. Our second quarter adjusted operating margin was 45.9% – the highest in almost five years. Quarterly operating income grew approximately 40% year-over-year. And our conviction in the growth ahead for BlackRock led us to increase our planned level of 2026 share repurchases to $2 billion.

“Helping more people benefit from the long-term growth of the capital markets is the core of our strategy and our greatest source of opportunity. It's how we deliver higher, more durable organic growth. We see it in our results this quarter: 8% organic base fee growth, a nearly 46% adjusted operating margin, double-digit EPS growth, and increasing capital return. The more clients we help participate in the markets, the more our own growth builds – higher organic growth, higher earnings growth, and more value for our shareholders. Our momentum is accelerating, and I've never been more optimistic about the growth ahead."

FINANCIAL RESULTS			NET FLOW HIGHLIGHTS(1)
(in millions,	Q2	Q2		Q2	YTD
except per share data)	2026	2025	(in billions)	2026	2026
AUM	$15,344,624	$12,527,590	Long-term net flows:	$199	$335
% change	22%
Average AUM	$14,853,996	$11,974,829	By region:
% change	24%		Americas	$152	$275
Total net flows	$191,700	$67,737	EMEA	55	68
			APAC	(8)	(8)
GAAP basis:
Revenue	$7,084	$5,423	By client type:
% change	31%
Operating income	$2,461	$1,731	Retail:	$19	$34
% change	42%		US	13	28
Operating margin	34.7%	31.9%	International	6	6
Net income(1)	$1,914	$1,593
% change	20%		ETFs:	$178	$310
Diluted EPS	$12.19	$10.19	Active	20	39
% change	20%		Core equity	85	117
Weighted-average			Digital assets	(3)	(2)
diluted shares	164.6	156.3	Fixed income	61	102
% change	5%		Precision & other	15	54

As Adjusted(2):			Institutional:	$2	$(9)
Operating income	$2,916	$2,099	Active	44	68
% change	39%		Index	(41)	(76)
Operating margin	45.9%	43.3%
Net income	$2,291	$1,883	Cash management net flows	$(7)	$(14)
% change	22%
Diluted EPS	$13.91	$12.05	Total net flows	$192	$321
% change	15%
_________________________			_________________________

(1)  Net income represents net income attributable to BlackRock, Inc.
(2)  See pages 14 through 16 for the reconciliation to accounting principles generally accepted in the United States ("GAAP") and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items.

			(1) Totals may not add due to rounding.

BUSINESS RESULTS

					Q2 2026
			Q2 2026		Base fees(1)
			Base fees(1)	June 30, 2026	and securities
	Q2 2026	June 30, 2026	and securities	AUM	lending revenue
(in millions), (unaudited)	Net flows	AUM	lending revenue	% of Total	% of Total
RESULTS BY PRODUCT TYPE
Equity	$71,597	$8,888,234	$2,891	58%	50%
Fixed income	92,096	3,390,161	1,081	22%	19%
Multi-asset	16,784	1,347,299	402	9%	7%
Alternatives:
Private markets	15,432	329,083	639	2%	11%
Liquid alternatives	6,595	120,312	212	1%	4%
Alternatives subtotal	22,027	449,395	851	3%	15%
Digital assets	(3,116)	48,839	40	0%	1%
Currency and commodities(2)	(254)	151,849	118	1%	2%
Long-term	199,134	14,275,777	5,383	93%	94%
Cash management	(7,434)	1,068,847	343	7%	6%
Total	$191,700	$15,344,624	$5,726	100%	100%
RESULTS BY CLIENT TYPE
Retail	$18,862	$1,396,257	$1,323	9%	23%
ETFs	177,934	6,246,070	2,595	41%	45%
Institutional:
Active	43,792	2,687,174	1,176	17%	21%
Index	(41,454)	3,946,276	289	26%	5%
Institutional subtotal	2,338	6,633,450	1,465	43%	26%
Long-term	199,134	14,275,777	5,383	93%	94%
Cash management	(7,434)	1,068,847	343	7%	6%
Total	$191,700	$15,344,624	$5,726	100%	100%
RESULTS BY INVESTMENT STYLE
Active	$53,313	$3,665,405	$2,403	24%	42%
ETFs	177,934	6,246,070	2,595	41%	45%
Non-ETF index	(32,113)	4,364,302	385	28%	7%
Long-term	199,134	14,275,777	5,383	93%	94%
Cash management	(7,434)	1,068,847	343	7%	6%
Total	$191,700	$15,344,624	$5,726	100%	100%

(1)
Base fees include investment advisory and administration fees.
(2)
Amounts include commodity exchange-traded funds ("ETFs") and exchange-traded products ("ETPs").

INVESTMENT PERFORMANCE AT June 30, 2026(1)

	One-year period	Three-year period	Five-year period
Fixed income:
Actively managed AUM above benchmark or peer median
Taxable	85%	86%	83%
Tax-exempt	78%	66%	57%
Index AUM within or above applicable tolerance	99%	100%	100%
Equity:
Actively managed AUM above benchmark or peer median
Fundamental	62%	63%	63%
Systematic	86%	92%	93%
Index AUM within or above applicable tolerance	93%	95%	99%

(1)
Past performance is not indicative of future results. The performance information shown is based on preliminary available data. Please refer to page 18 for performance disclosure detail.

TELECONFERENCE, WEBCAST AND PRESENTATION INFORMATION

Chairman and Chief Executive Officer, Laurence D. Fink, President, Robert S. Kapito, and Chief Financial Officer, Martin S. Small, will host a teleconference call for investors and analysts on Wednesday, July 15, 2026 at 7:30 a.m. (Eastern Time). Members of the public who are interested in participating in the teleconference should dial, from the United States, (312) 471-1353, or from outside the United States, (800) 330-6710, shortly before 7:30 a.m. and reference the BlackRock Conference Call (ID Number 3230408). A live, listen-only webcast will also be available via the investor relations section of www.blackrock.com.

The webcast will be available for replay by 10:30 a.m. (Eastern Time) on Wednesday, July 15, 2026. To access the replay of the webcast, please visit the investor relations section of www.blackrock.com.

ABOUT BLACKROCK

BlackRock’s purpose is to help more and more people experience financial well-being. As a fiduciary to investors and a leading provider of financial technology, we help millions of people build savings that serve them throughout their lives by making investing easier and more affordable. For additional information on BlackRock, please visit www.blackrock.com/corporate.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except per share data), (unaudited)

					Three Months
	Three Months Ended				Ended
	June 30,				March 31,
	2026	2025	Change		2026	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$5,487	$4,283	$1,204		$5,259	$228
Securities lending revenue	239	171	68		179	60
Total investment advisory, administration fees and securities lending revenue	5,726	4,454	1,272		5,438	288
Investment advisory performance fees	305	94	211		272	33
Technology services and subscription revenue	566	499	67		530	36
Distribution fees	395	320	75		389	6
Advisory and other revenue	92	56	36		69	23
Total revenue	7,084	5,423	1,661		6,698	386

Expense
Employee compensation and benefits	2,274	1,764	510		2,225	49
Sales, asset and account expense:
Distribution and servicing costs	732	576	156		705	27
Direct fund expense	543	441	102		481	62
Sub-advisory and other	67	46	21		71	(4)
Total sales, asset and account expense	1,342	1,063	279		1,257	85
General and administration expense	720	613	107		674	46
Change in fair value of contingent consideration	11	76	(65)		(549)	560
Restructuring charge	-	39	(39)		-	-
Amortization of intangible assets	276	137	139		277	(1)
Total expense	4,623	3,692	931		3,884	739

Operating income	2,461	1,731	730		2,814	(353)

Nonoperating income (expense)
Net gain (loss) on investments	283	550	(267)		72	211
Net interest income (expense)	(25)	(29)	4		(44)	19
Total nonoperating income (expense)	258	521	(263)		28	230

Income before income taxes	2,719	2,252	467		2,842	(123)
Income tax expense	677	587	90		516	161
Net income	2,042	1,665	377		2,326	(284)
Less:
Net income (loss) attributable to noncontrolling interests ("NCI") - consolidated sponsored investment products ("CIPs")	35	72	(37)		6	29
Net income (loss) attributable to NCI - Subco	93	-	93		108	(15)
Net income attributable to BlackRock, Inc.	$1,914	$1,593	$321		$2,212	$(298)

Weighted-average common shares outstanding
Basic	155.2	154.9	0.3		155.3	(0.2)
Diluted (including Subco Units)	164.6	156.3	8.4		165.0	(0.4)
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$12.34	$10.29	$2.05		$14.24	$(1.90)
Diluted	$12.19	$10.19	$2.00		$14.06	$(1.87)
Cash dividends declared and paid per share	$5.73	$5.21	$0.52		$5.73	$-

Supplemental information:

AUM (end of period)	$15,344,624	$12,527,590	$2,817,034		$13,894,600	$1,450,024
Shares outstanding including Subco Units	162.6	154.8	7.9		163.0	(0.4)
GAAP:
Operating margin	34.7%	31.9%	280	bps	42.0%	(730)	bps
Effective tax rate	25.2%	26.9%	(170)	bps	18.2%	700	bps
As adjusted:
Operating income (1)	$2,916	$2,099	$817		$2,669	$247
Operating margin (1)	45.9%	43.3%	260	bps	44.5%	140	bps
Nonoperating income (expense), less net income (loss) attributable to NCI - CIPs (2)	$145	$404	$(259)		$22	$123
Net income attributable to BlackRock, Inc. (3)	$2,291	$1,883	$408		$2,068	$223
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3)	$13.91	$12.05	$1.86		$12.53	$1.38
Effective tax rate	25.2%	24.8%	40	bps	23.2%	200	bps

See pages 14 through 16 for the reconciliation to GAAP and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items. As of June 30, 2026, there were 155.0 million shares of common stock and 7.6 million Class B-2 common units ("Subco Units") of BlackRock Saturn Subco, LLC ("Subco") outstanding.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION

(in millions, except per share data), (unaudited)

	Six Months Ended
	June 30,
	2026	2025	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Investment advisory and administration fees	$10,746	$8,527	$2,219
Securities lending revenue	418	328	90
Total investment advisory, administration fees and securities lending revenue	11,164	8,855	2,309
Investment advisory performance fees	577	154	423
Technology services and subscription revenue	1,096	935	161
Distribution fees	784	641	143
Advisory and other revenue	161	114	47
Total revenue	13,782	10,699	3,083

Expense
Employee compensation and benefits	4,499	3,505	994
Sales, asset and account expense:
Distribution and servicing costs	1,437	1,146	291
Direct fund expense	1,024	833	191
Sub-advisory and other	138	93	45
Total sales, asset and account expense	2,599	2,072	527
General and administration expense	1,394	1,228	166
Change in fair value of contingent consideration	(538)	172	(710)
Restructuring charge	-	39	(39)
Amortization of intangible assets	553	254	299
Total expense	8,507	7,270	1,237

Operating income	5,275	3,429	1,846

Nonoperating income (expense)
Net gain (loss) on investments	355	608	(253)
Net interest income (expense)	(69)	(22)	(47)
Total nonoperating income (expense)	286	586	(300)

Income before income taxes	5,561	4,015	1,546
Income tax expense	1,193	835	358
Net income	4,368	3,180	1,188
Less:
Net income (loss) attributable to NCI - CIPs	41	77	(36)
Net income (loss) attributable to NCI - Subco	201	-	201
Net income attributable to BlackRock, Inc.	$4,126	$3,103	$1,023

Weighted-average common shares outstanding
Basic	155.2	155.0	0.3
Diluted (including Subco Units)	164.8	156.4	8.4
Earnings per share attributable to BlackRock, Inc. common stockholders
Basic	$26.58	$20.03	$6.55
Diluted	$26.25	$19.83	$6.42
Cash dividends declared and paid per share	$11.46	$10.42	$1.04

Supplemental information:

AUM (end of period)	$15,344,624	$12,527,590	$2,817,034
Shares outstanding including Subco Units	162.6	154.8	7.9
GAAP:
Operating margin	38.3%	32.0%	630	bps
Effective tax rate	21.6%	21.2%	40	bps
As adjusted:
Operating income (1)	$5,585	$4,131	$1,454
Operating margin (1)	45.2%	43.2%	200	bps
Nonoperating income (expense), less net income (loss) attributable to NCI - CIPs (2)	$167	$479	$(312)
Net income attributable to BlackRock, Inc. (3)	$4,359	$3,653	$706
Diluted earnings attributable to BlackRock, Inc. common stockholders per share (3)	$26.45	$23.35	$3.10
Effective tax rate	24.2%	20.8%	340	bps

See pages 14 through 16 for the reconciliation to GAAP and notes (1) through (3) to the condensed consolidated statements of income and supplemental information for more information on as adjusted items. As of June 30, 2026, there were 155.0 million shares of common stock and 7.6 million Subco Units outstanding.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Product Type
		Net
	March 31,	inflows		Market	FX	June 30,	Average
	2026	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Equity	$7,661,385	$71,597	$-	$1,167,280	$(12,028)	$8,888,234	$8,467,690
Fixed income	3,270,863	92,096	(915)	32,155	(4,038)	3,390,161	3,339,692
Multi-asset	1,222,612	16,784	-	109,665	(1,762)	1,347,299	1,299,289
Alternatives:
Private markets	320,431	15,432	(6,209)	(469)	(102)	329,083	324,696
Liquid alternatives	108,639	6,595	(70)	5,062	86	120,312	114,686
Alternatives subtotal	429,070	22,027	(6,279)	4,593	(16)	449,395	439,382
Digital assets	60,671	(3,116)	-	(8,710)	(6)	48,839	61,479
Currency and commodities(4)	176,676	(254)	-	(24,483)	(90)	151,849	171,774
Long-term	12,821,277	199,134	(7,194)	1,280,500	(17,940)	14,275,777	13,779,306
Cash management	1,073,323	(7,434)	-	3,138	(180)	1,068,847	1,074,690
Total	$13,894,600	$191,700	$(7,194)	$1,283,638	$(18,120)	$15,344,624	$14,853,996

Current Quarter Component Changes by Client Type and Product Type (Long-Term)
		Net
	March 31,	inflows		Market	FX	June 30,	Average
	2026	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Retail:
Equity	$615,043	$7,992	$-	$90,962	$(249)	$713,748	$679,470
Fixed income	382,823	9,325	-	5,131	790	398,069	392,520
Multi-asset	195,980	(2,336)	-	18,052	44	211,740	206,508
Private markets	31,190	86	(238)	(220)	(30)	30,788	31,233
Liquid alternatives	37,338	3,795	(7)	777	9	41,912	39,832
Retail subtotal	1,262,374	18,862	(245)	114,702	564	1,396,257	1,349,563
ETFs:
Equity	4,001,533	110,035	-	615,561	(4,572)	4,722,557	4,455,626
Fixed income	1,239,025	66,388	-	4,531	(1,317)	1,308,627	1,274,752
Multi-asset	15,086	5,552	-	1,246	(117)	21,767	18,275
Digital assets	60,671	(3,116)	-	(8,710)	(6)	48,839	61,479
Commodities	169,229	(925)	-	(23,968)	(56)	144,280	164,009
ETFs subtotal	5,485,544	177,934	-	588,660	(6,068)	6,246,070	5,974,141
Institutional:
Active:
Equity	248,689	2,083	-	38,250	(293)	288,729	275,621
Fixed income	892,131	10,293	(915)	11,182	(613)	912,078	902,982
Multi-asset	1,007,904	13,270	-	90,169	(1,671)	1,109,672	1,070,376
Private markets	289,241	15,346	(5,971)	(249)	(72)	298,295	293,463
Liquid alternatives	71,301	2,800	(63)	4,285	77	78,400	74,854
Active subtotal	2,509,266	43,792	(6,949)	143,637	(2,572)	2,687,174	2,617,296
Index	3,564,093	(41,454)	-	433,501	(9,864)	3,946,276	3,838,306
Institutional subtotal	6,073,359	2,338	(6,949)	577,138	(12,436)	6,633,450	6,455,602
Long-term	$12,821,277	$199,134	$(7,194)	$1,280,500	$(17,940)	$14,275,777	$13,779,306

(1)
Realizations represent return of capital/return on investments.
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.
(4)
Amounts include commodity ETFs and ETPs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Current Quarter Component Changes by Investment Style and Product Type (Long-Term)
		Net
	March 31,	inflows		Market	FX	June 30,	Average
	2026	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Active:
Equity	$535,995	$2,106	$-	$81,700	$(562)	$619,239	$591,272
Fixed income	1,241,991	18,246	(915)	15,895	161	1,275,378	1,261,566
Multi-asset	1,203,867	10,934	-	108,219	(1,627)	1,321,393	1,276,865
Private markets	320,431	15,432	(6,209)	(469)	(102)	329,083	324,696
Liquid alternatives	108,639	6,595	(70)	5,062	86	120,312	114,686
Active subtotal	3,410,923	53,313	(7,194)	210,407	(2,044)	3,665,405	3,569,085
ETFs:
Equity	4,001,533	110,035	-	615,561	(4,572)	4,722,557	4,455,626
Fixed income	1,239,025	66,388	-	4,531	(1,317)	1,308,627	1,274,752
Multi-asset	15,086	5,552	-	1,246	(117)	21,767	18,275
Digital assets	60,671	(3,116)	-	(8,710)	(6)	48,839	61,479
Commodities	169,229	(925)	-	(23,968)	(56)	144,280	164,009
ETFs subtotal	5,485,544	177,934	-	588,660	(6,068)	6,246,070	5,974,141
Non-ETF index	3,924,810	(32,113)	-	481,433	(9,828)	4,364,302	4,236,080
Long-term	$12,821,277	$199,134	$(7,194)	$1,280,500	$(17,940)	$14,275,777	$13,779,306

Current Quarter Component Changes by Private Markets Product Type (Long-Term)
		Net
	March 31,	inflows		Market	FX	June 30,	Average
	2026	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Private markets:
Infrastructure	$111,867	$5,233	$(3,006)	$(648)	$42	$113,488	$112,172
Private equity	30,231	2,677	(769)	147	(25)	32,261	31,663
Private credit	147,045	6,004	(1,833)	(184)	(95)	150,937	148,997
Real estate	21,654	237	(133)	221	(26)	21,953	21,943
Multi-alternatives	9,634	1,281	(468)	(5)	2	10,444	9,921
Total private markets	$320,431	$15,432	$(6,209)	$(469)	$(102)	$329,083	$324,696

(1)
Realizations represent return of capital/return on investments.
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing four months.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Component Changes by Product Type
		Net
	December 31,	inflows		Market	FX	June 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Equity	$7,793,875	$143,440	$-	$987,657	$(36,738)	$8,888,234	$8,275,937
Fixed income	3,272,021	126,410	(1,871)	12,505	(18,904)	3,390,161	3,328,895
Multi-asset	1,223,625	34,610	-	96,952	(7,888)	1,347,299	1,280,725
Alternatives:
Private markets	322,624	24,509	(14,681)	(2,458)	(911)	329,083	323,993
Liquid alternatives	100,990	12,147	(765)	7,767	173	120,312	110,531
Alternatives subtotal	423,614	36,656	(15,446)	5,309	(738)	449,395	434,524
Digital assets	78,435	(2,182)	-	(27,403)	(11)	48,839	65,172
Currency and commodities(4)	169,216	(3,898)	-	(13,178)	(291)	151,849	181,688
Long-term	12,960,786	335,036	(17,317)	1,061,842	(64,570)	14,275,777	13,566,941
Cash management	1,080,732	(13,611)	-	5,344	(3,618)	1,068,847	1,073,788
Total	$14,041,518	$321,425	$(17,317)	$1,067,186	$(68,188)	$15,344,624	$14,640,729

Year-to-Date Component Changes by Client Type and Product Type (Long-Term)
		Net
	December 31,	inflows		Market	FX	June 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Retail:
Equity	$629,081	$15,426	$-	$72,254	$(3,013)	$713,748	$665,257
Fixed income	384,887	12,141	-	1,316	(275)	398,069	390,475
Multi-asset	199,655	(1,337)	-	13,604	(182)	211,740	205,415
Private markets	30,681	1,347	(533)	(559)	(148)	30,788	31,217
Liquid alternatives	34,428	6,517	(192)	1,191	(32)	41,912	38,107
Retail subtotal	1,278,732	34,094	(725)	87,806	(3,650)	1,396,257	1,330,471
ETFs:
Equity	4,006,014	198,148	-	529,796	(11,401)	4,722,557	4,324,286
Fixed income	1,205,953	111,827	-	(4,832)	(4,321)	1,308,627	1,256,084
Multi-asset	14,402	6,435	-	1,157	(227)	21,767	16,861
Digital assets	78,435	(2,182)	-	(27,403)	(11)	48,839	65,172
Commodities	162,906	(4,602)	-	(13,811)	(213)	144,280	174,350
ETFs subtotal	5,467,710	309,626	-	484,907	(16,173)	6,246,070	5,836,753
Institutional:
Active:
Equity	247,993	6,468	-	36,012	(1,744)	288,729	268,130
Fixed income	905,566	3,101	(1,871)	8,812	(3,530)	912,078	905,950
Multi-asset	1,006,106	29,147	-	81,874	(7,455)	1,109,672	1,054,559
Private markets	291,943	23,162	(14,148)	(1,899)	(763)	298,295	292,776
Liquid alternatives	66,562	5,630	(573)	6,576	205	78,400	72,424
Active subtotal	2,518,170	67,508	(16,592)	131,375	(13,287)	2,687,174	2,593,839
Index	3,696,174	(76,192)	-	357,754	(31,460)	3,946,276	3,805,878
Institutional subtotal	6,214,344	(8,684)	(16,592)	489,129	(44,747)	6,633,450	6,399,717
Long-term	$12,960,786	$335,036	$(17,317)	$1,061,842	$(64,570)	$14,275,777	$13,566,941

(1)
Realizations represent return of capital/return on investments.
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing seven months.
(4)
Amounts include commodity ETFs and ETPs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-to-Date Component Changes by Investment Style and Product Type (Long-Term)
		Net
	December 31,	inflows		Market	FX	June 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Active:
Equity	$546,028	$5,255	$-	$71,209	$(3,253)	$619,239	$580,183
Fixed income	1,257,358	13,213	(1,871)	10,027	(3,349)	1,275,378	1,262,392
Multi-asset	1,205,743	27,810	-	95,477	(7,637)	1,321,393	1,259,956
Private markets	322,624	24,509	(14,681)	(2,458)	(911)	329,083	323,993
Liquid alternatives	100,990	12,147	(765)	7,767	173	120,312	110,531
Active subtotal	3,432,743	82,934	(17,317)	182,022	(14,977)	3,665,405	3,537,055
ETFs:
Equity	4,006,014	198,148	-	529,796	(11,401)	4,722,557	4,324,286
Fixed income	1,205,953	111,827	-	(4,832)	(4,321)	1,308,627	1,256,084
Multi-asset	14,402	6,435	-	1,157	(227)	21,767	16,861
Digital assets	78,435	(2,182)	-	(27,403)	(11)	48,839	65,172
Commodities	162,906	(4,602)	-	(13,811)	(213)	144,280	174,350
ETFs subtotal	5,467,710	309,626	-	484,907	(16,173)	6,246,070	5,836,753
Non-ETF index	4,060,333	(57,524)	-	394,913	(33,420)	4,364,302	4,193,133
Long-term	$12,960,786	$335,036	$(17,317)	$1,061,842	$(64,570)	$14,275,777	$13,566,941

Year-to-Date Component Changes by Private Markets Product Type (Long-Term)
		Net
	December 31,	inflows		Market	FX	June 30,	Average
	2025	(outflows)	Realizations(1)	change	impact(2)	2026	AUM(3)
Private markets:
Infrastructure	$112,116	$6,467	$(3,325)	$(1,551)	$(219)	$113,488	$112,190
Private equity	30,623	3,076	(1,348)	(16)	(74)	32,261	31,165
Private credit	145,385	12,624	(5,741)	(893)	(438)	150,937	147,993
Real estate	25,062	692	(3,627)	(41)	(133)	21,953	22,915
Multi-alternatives	9,438	1,650	(640)	43	(47)	10,444	9,730
Total private markets	$322,624	$24,509	$(14,681)	$(2,458)	$(911)	$329,083	$323,993

(1)
Realizations represent return of capital/return on investments.
(2)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(3)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing seven months.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Product Type
		Net
	June 30,	inflows			Market	FX	June 30,	Average
	2025	(outflows)	Realizations(1)	Acquisitions(2)	change	impact(3)	2026	AUM(4)
Equity	$6,905,438	$315,471	$-	$-	$1,725,405	$(58,080)	$8,888,234	$7,826,258
Fixed income	3,087,297	257,735	(3,362)	13,567	70,604	(35,680)	3,390,161	3,246,979
Multi-asset	1,076,709	105,077	-	-	176,329	(10,816)	1,347,299	1,215,620
Alternatives:
Private markets	215,244	50,379	(31,383)	101,017	(5,139)	(1,035)	329,083	313,356
Liquid alternatives	86,670	18,187	(931)	6,377	9,791	218	120,312	103,399
Alternatives subtotal	301,914	68,566	(32,314)	107,394	4,652	(817)	449,395	416,755
Digital assets	79,551	15,088	-	-	(45,790)	(10)	48,839	78,692
Currency and commodities(5)	106,980	11,443	-	-	33,884	(458)	151,849	156,496
Long-term	11,557,889	773,380	(35,676)	120,961	1,965,084	(105,861)	14,275,777	12,940,800
Cash management	969,701	94,398	-	-	9,856	(5,108)	1,068,847	1,039,777
Total	$12,527,590	$867,778	$(35,676)	$120,961	$1,974,940	$(110,969)	$15,344,624	$13,980,577

Year-over-Year Component Changes by Client Type and Product Type (Long-Term)
		Net
	June 30,	inflows			Market	FX	June 30,	Average
	2025	(outflows)	Realizations(1)	Acquisitions(2)	change	impact(3)	2026	AUM(4)
Retail:
Equity	$557,833	$32,750	$-	$-	$127,779	$(4,614)	$713,748	$627,810
Fixed income	333,624	55,304	-	-	8,213	928	398,069	367,653
Multi-asset	162,852	22,315	-	-	26,751	(178)	211,740	188,039
Private markets	16,823	4,158	(1,267)	11,674	(424)	(176)	30,788	29,566
Liquid alternatives	29,865	11,051	(223)	-	1,289	(70)	41,912	35,305
Retail subtotal	1,100,997	125,578	(1,490)	11,674	163,608	(4,110)	1,396,257	1,248,373
ETFs:
Equity	3,455,117	400,347	-	-	880,389	(13,296)	4,722,557	4,033,738
Fixed income	1,101,224	209,764	-	-	2,419	(4,780)	1,308,627	1,205,001
Multi-asset	11,926	8,105	-	-	1,969	(233)	21,767	15,014
Digital assets	79,551	15,088	-	-	(45,790)	(10)	48,839	78,692
Commodities	100,950	10,763	-	-	32,791	(224)	144,280	149,716
ETFs subtotal	4,748,768	644,067	-	-	871,778	(18,543)	6,246,070	5,482,161
Institutional:
Active:
Equity	242,098	(15,783)	-	-	65,940	(3,526)	288,729	255,587
Fixed income	881,932	(5,974)	(3,362)	13,567	32,204	(6,289)	912,078	900,391
Multi-asset	898,621	74,298	-	-	147,106	(10,353)	1,109,672	1,008,898
Private markets	198,421	46,221	(30,116)	89,343	(4,715)	(859)	298,295	283,790
Liquid alternatives	56,805	7,136	(708)	6,377	8,502	288	78,400	68,094
Active subtotal	2,277,877	105,898	(34,186)	109,287	249,037	(20,739)	2,687,174	2,516,760
Index	3,430,247	(102,163)	-	-	680,661	(62,469)	3,946,276	3,693,506
Institutional subtotal	5,708,124	3,735	(34,186)	109,287	929,698	(83,208)	6,633,450	6,210,266
Long-term	$11,557,889	$773,380	$(35,676)	$120,961	$1,965,084	$(105,861)	$14,275,777	$12,940,800

(1)
Realizations represent return of capital/return on investments.
(2)
Amounts include AUM attributable to the acquisitions of HPS in July 2025 (the "HPS Transaction") and ElmTree Funds in September 2025 (the "ElmTree Transaction").
(3)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(4)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.
(5)
Amounts include commodity ETFs and ETPs.

ASSETS UNDER MANAGEMENT

(in millions), (unaudited)

Year-over-Year Component Changes by Investment Style and Product Type (Long-Term)
		Net
	June 30,	inflows			Market	FX	June 30,	Average
	2025	(outflows)	Realizations(1)	Acquisitions(2)	change	impact(3)	2026	AUM(4)
Active:
Equity	$504,554	$(4,079)	$-	$-	$124,323	$(5,559)	$619,239	$548,591
Fixed income	1,183,948	46,205	(3,362)	13,567	39,647	(4,627)	1,275,378	1,234,874
Multi-asset	1,061,457	96,613	-	-	173,855	(10,532)	1,321,393	1,196,919
Private markets	215,244	50,379	(31,383)	101,017	(5,139)	(1,035)	329,083	313,356
Liquid alternatives	86,670	18,187	(931)	6,377	9,791	218	120,312	103,399
Active subtotal	3,051,873	207,305	(35,676)	120,961	342,477	(21,535)	3,665,405	3,397,139
ETFs:
Equity	3,455,117	400,347	-	-	880,389	(13,296)	4,722,557	4,033,738
Fixed income	1,101,224	209,764	-	-	2,419	(4,780)	1,308,627	1,205,001
Multi-asset	11,926	8,105	-	-	1,969	(233)	21,767	15,014
Digital assets	79,551	15,088	-	-	(45,790)	(10)	48,839	78,692
Commodities	100,950	10,763	-	-	32,791	(224)	144,280	149,716
ETFs subtotal	4,748,768	644,067	-	-	871,778	(18,543)	6,246,070	5,482,161
Non-ETF index	3,757,248	(77,992)	-	-	750,829	(65,783)	4,364,302	4,061,500
Long-term	$11,557,889	$773,380	$(35,676)	$120,961	$1,965,084	$(105,861)	$14,275,777	$12,940,800

Year-over-Year Component Changes by Private Markets Product Type (Long-Term)
		Net
	June 30,	inflows			Market	FX	June 30,	Average
	2025	(outflows)	Realizations(1)	Acquisitions(2)	change	impact(3)	2026	AUM(4)
Private markets:
Infrastructure	$112,323	$14,337	$(8,660)	$-	$(4,276)	$(236)	$113,488	$111,458
Private equity	33,743	4,082	(5,738)	-	246	(72)	32,261	32,208
Private credit	35,985	27,745	(11,899)	101,017	(1,455)	(456)	150,937	136,321
Real estate	25,276	844	(4,158)	-	188	(197)	21,953	23,963
Multi-alternatives	7,917	3,371	(928)	-	158	(74)	10,444	9,406
Total private markets	$215,244	$50,379	$(31,383)	$101,017	$(5,139)	$(1,035)	$329,083	$313,356

(1)
Realizations represent return of capital/return on investments.
(2)
Amounts include AUM attributable to the HPS and ElmTree Transactions.
(3)
Foreign exchange reflects the impact of translating non-US dollar denominated AUM into US dollars for reporting purposes.
(4)
Average AUM is calculated as the average of the month-end spot AUM amounts for the trailing thirteen months.

SUMMARY OF REVENUE

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2026	2025	Change	2026	Change	2026	2025	Change
Revenue
Investment advisory, administration fees and securities lending revenue:
Equity:
Active	$626	$507	$119	$593	$33	$1,219	$1,025	$194
ETFs	1,989	1,401	588	1,793	196	3,782	2,750	1,032
Equity subtotal	2,615	1,908	707	2,386	229	5,001	3,775	1,226
Fixed income:
Active	539	487	52	531	8	1,070	979	91
ETFs	443	366	77	434	9	877	718	159
Fixed income subtotal	982	853	129	965	17	1,947	1,697	250
Active multi-asset	387	312	75	371	16	758	625	133
Alternatives:
Private markets	639	499	140	658	(19)	1,297	1,034	263
Liquid alternatives	212	157	55	197	15	409	307	102
Alternatives subtotal	851	656	195	855	(4)	1,706	1,341	365
Non-ETF index	385	313	72	342	43	727	620	107
Digital assets, commodities and multi-asset ETFs(1)	163	108	55	179	(16)	342	200	142
Long-term	5,383	4,150	1,233	5,098	285	10,481	8,258	2,223
Cash management	343	304	39	340	3	683	597	86
Total investment advisory, administration fees and securities lending revenue	5,726	4,454	1,272	5,438	288	11,164	8,855	2,309
Investment advisory performance fees:
Equity	60	12	48	22	38	82	22	60
Fixed income	3	2	1	2	1	5	14	(9)
Multi-asset	5	6	(1)	9	(4)	14	10	4
Alternatives:
Private markets	137	39	98	232	(95)	369	63	306
Liquid alternatives	100	35	65	7	93	107	45	62
Alternatives subtotal	237	74	163	239	(2)	476	108	368
Total investment advisory performance fees	305	94	211	272	33	577	154	423
Technology services and subscription revenue	566	499	67	530	36	1,096	935	161
Distribution fees	395	320	75	389	6	784	641	143
Advisory and other revenue:
Advisory	8	13	(5)	12	(4)	20	27	(7)
Other	84	43	41	57	27	141	87	54
Total advisory and other revenue	92	56	36	69	23	161	114	47
Total revenue	$7,084	$5,423	$1,661	$6,698	$386	$13,782	$10,699	$3,083

(1)
Amounts include commodity ETFs and ETPs.

Highlights

•
Investment advisory, administration fees and securities lending revenue increased $1.3 billion from the second quarter of 2025, primarily driven by the positive impact of market beta on average AUM, organic base fee growth and approximately $230 million of fees related to the HPS Transaction. Securities lending revenue of $239 million increased from $171 million in the second quarter of 2025, primarily reflecting higher spreads.

Investment advisory, administration fees and securities lending revenue increased $288 million from the first quarter of 2026, primarily driven by the impact of market beta on average AUM, organic base fee growth and the effect of one additional day in the quarter. Securities lending revenue of $239 million increased from $179 million in the first quarter of 2026, primarily reflecting higher spreads.

•
Performance fees increased $211 million from the second quarter of 2025, primarily reflecting higher revenue from alternative products, including the impact of the HPS Transaction, and higher revenue from long-only products.

Performance fees increased $33 million from the first quarter of 2026, primarily reflecting higher revenue from liquid alternative and long-only products, partially offset by lower revenue from private markets products.

•
Technology services and subscription revenue increased $67 million from the second quarter of 2025 and $36 million from the first quarter of 2026, reflecting the sustained demand for Aladdin and multi-product solutions. Technology services and subscription annual contract value (“ACV”)(1) increased 15% from the second quarter of 2025.
•
Distribution fees increased $75 million from the second quarter of 2025 primarily reflecting higher average AUM.

(1)
See note (4) to the condensed consolidated statements of income and supplemental information on page 16 for more information on ACV.

SUMMARY OF OPERATING EXPENSE

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2026	2025	Change	2026	Change	2026	2025	Change
Operating expense
Employee compensation and benefits	$2,274	$1,764	$510	$2,225	$49	$4,499	$3,505	$994
Sales, asset and account expense:
Distribution and servicing costs	732	576	156	705	27	1,437	1,146	291
Direct fund expense	543	441	102	481	62	1,024	833	191
Sub-advisory and other	67	46	21	71	(4)	138	93	45
Total sales, asset and account expense	1,342	1,063	279	1,257	85	2,599	2,072	527
General and administration expense:
Marketing and promotional	94	93	1	101	(7)	195	190	5
Occupancy and office related	153	120	33	147	6	300	234	66
Portfolio services	68	62	6	70	(2)	138	126	12
Technology	227	198	29	206	21	433	387	46
Professional services	80	51	29	75	5	155	124	31
Communications	11	11	-	10	1	21	21	-
Foreign exchange remeasurement	-	4	(4)	(4)	4	(4)	(4)	-
Other general and administration	87	74	13	69	18	156	150	6
Total general and administration expense	720	613	107	674	46	1,394	1,228	166
Change in fair value of contingent consideration	11	76	(65)	(549)	560	(538)	172	(710)
Restructuring charge	-	39	(39)	-	-	-	39	(39)
Amortization of intangible assets	276	137	139	277	(1)	553	254	299
Total operating expense	$4,623	$3,692	$931	$3,884	$739	$8,507	$7,270	$1,237

Highlights

•
Employee compensation and benefits expense increased $510 million from the second quarter of 2025, primarily reflecting the impact of higher operating income and performance fees, and the impact of the HPS Transaction.
•
Sales, asset and account expense increased $279 million from the second quarter of 2025 and $85 million from the first quarter of 2026, driven by higher direct fund expense and distribution and servicing costs, primarily reflecting higher average AUM.
•
General and administration expense increased $107 million from the second quarter of 2025, primarily driven by occupancy and office related expense, technology expense and professional services expense.

General and administration expense increased $46 million from the first quarter of 2026, primarily associated with higher technology expense.

•
Change in fair value of contingent consideration(1) decreased $65 million as compared to the change in the second quarter of 2025, and increased $560 million as compared to the change in the first quarter of 2026, primarily in connection with the fair value of contingent consideration for the Global Infrastructure Management, LLC ("GIP") and HPS Transactions, which is impacted by the share price of BlackRock common stock at the end of the period.
•
Amortization of intangible assets(1) increased $139 million from the second quarter of 2025, primarily reflecting amortization of intangible assets acquired in the HPS Transaction.

(1)
These expenses have been excluded from the Company's "as adjusted" financial results under the expense adjustments for acquisition-related costs, as applicable. See pages 14 through 16 for the reconciliation to GAAP and notes (1) through (3) for more information on as adjusted items.

SUMMARY OF NONOPERATING INCOME (expense), less net income (loss) attributable TO noncontrolling interests - Consolidated Sponsored investment products

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2026	2025	Change	2026	Change	2026	2025	Change
Nonoperating income (expense), GAAP basis	$258	$521	$(263)	$28	$230	$286	$586	$(300)
Less: Net income (loss) attributable to NCI - CIPs	35	72	(37)	6	29	41	77	(36)
Nonoperating income (expense), net of NCI - CIPs	223	449	(226)	22	201	245	509	(264)
Less: Hedge gain (loss) on deferred cash compensation plans(1)	78	45	33	-	78	78	30	48
Nonoperating income (expense), net of NCI - CIPs, as adjusted(2)	$145	$404	$(259)	$22	$123	$167	$479	$(312)

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2026	2025	Change	2026	Change	2026	2025	Change
Net gain (loss) on investments, net of NCI - CIPs
Private equity	$34	$25	$9	$9	$25	$43	$73	$(30)
Real assets	18	1	17	5	13	23	(1)	24
Other alternatives(3)	8	3	5	15	(7)	23	12	11
Other investments(4)	55	11	44	(13)	68	42	1	41
Hedge gain (loss) on deferred cash compensation plans(1)	78	45	33	-	78	78	30	48
Subtotal	193	85	108	16	177	209	115	94
Other income/gain (expense/loss)(5)	55	393	(338)	50	5	105	416	(311)
Total net gain (loss) on investments, net of NCI - CIPs	248	478	(230)	66	182	314	531	(217)
Net interest income (expense)	(25)	(29)	4	(44)	19	(69)	(22)	(47)
Nonoperating income (expense), net of NCI - CIPs	223	449	(226)	22	201	245	509	(264)
Less: Hedge gain (loss) on deferred cash compensation plans(1)	78	45	33	-	78	78	30	48
Nonoperating income (expense), net of NCI - CIPs, as adjusted(2)	$145	$404	$(259)	$22	$123	$167	$479	$(312)

(1)
Amounts relate to the gains (losses) from economically hedging certain BlackRock deferred cash compensation plans.
(2)
Management believes nonoperating income (expense), net of NCI - CIPs, as adjusted, is an effective measure for reviewing BlackRock’s nonoperating results, which ultimately impacts BlackRock’s book value. For more information on as adjusted items and the reconciliation to GAAP, see notes to the condensed consolidated statements of income and supplemental information on pages 14 through 16.
(3)
Amounts primarily include net gains (losses) related to credit funds, direct hedge fund strategies and hedge fund solutions.
(4)
Amounts primarily include net gains (losses) related to BlackRock's seed investment portfolio, net of impact of certain hedges.
(5)
Amounts for the three months ended June 30, 2026 and 2025, include nonoperating noncash pre-tax losses of approximately $37 million and gains of approximately $330 million, respectively, in connection with the Company's minority investments in Circle Internet Group, Inc. Additional amounts include earnings (losses) from certain equity method minority investments and noncash pre-tax gains (losses) related to the revaluation of certain other minority investments.

summary of INCOME TAX EXPENSE

	Three Months			Three Months		Six Months
	Ended			Ended		Ended
	June 30,			March 31,		June 30,
(in millions), (unaudited)	2026	2025	Change	2026	Change	2026	2025	Change
Income tax expense	$677	$587	$90	$516	$161	$1,193	$835	$358
Effective tax rate	25.2%	26.9%	(170) bps	18.2%	700 bps	21.6%	21.2%	40 bps

Highlights

•
Second quarter 2026 and 2025 effective income tax rate was 25.2% and 26.9%, respectively. First quarter 2026 effective income tax rate of 18.2% included the impact of $57 million of discrete tax benefits related to stock-based compensation awards that vested in the first quarter.

RECONCILIATION OF GAAP OPERATING INCOME AND OPERATING MARGIN TO OPERATING INCOME AND OPERATING MARGIN, AS ADJUSTED
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions), (unaudited)	2026	2025	2026	2026	2025
Operating income, GAAP basis	$2,461	$1,731	$2,814	$5,275	$3,429
Non-GAAP expense adjustments:
Compensation expense related to appreciation (depreciation) on deferred cash compensation plans (a)	60	30	5	65	27
Amortization of intangible assets (b)	276	137	277	553	254
Acquisition-related compensation costs (b)	95	76	107	202	161
Acquisition-related transaction costs (b)(1)	13	10	15	28	49
Change in fair value of contingent consideration (b)	11	76	(549)	(538)	172
Restructuring charge (c)	-	39	-	-	39
Operating income, as adjusted (1)	$2,916	$2,099	$2,669	$5,585	$4,131
Revenue, GAAP basis	$7,084	$5,423	$6,698	$13,782	$10,699
Non-GAAP adjustments:
Distribution fees	(395)	(320)	(389)	(784)	(641)
Investment advisory fees	(337)	(256)	(316)	(653)	(505)
Revenue used for operating margin measurement	$6,352	$4,847	$5,993	$12,345	$9,553
Operating margin, GAAP basis	34.7%	31.9%	42.0%	38.3%	32.0%
Operating margin, as adjusted (1)	45.9%	43.3%	44.5%	45.2%	43.2%

(1)
Amounts included within general and administration expense.

See note (1) to the condensed consolidated statements of income and supplemental information on page 15 for more information on as adjusted items.

RECONCILIATION OF GAAP NONOPERATING INCOME (EXPENSE) TO NONOPERATING INCOME (EXPENSE), LESS NET INCOME (LOSS) ATTRIBUTABLE TO NCI - CIPs, AS ADJUSTED
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions), (unaudited)	2026	2025	2026	2026	2025
Nonoperating income (expense), GAAP basis	$258	$521	$28	$286	$586
Less: Net income (loss) attributable to NCI - CIPs	35	72	6	41	77
Nonoperating income (expense), net of NCI - CIPs	223	449	22	245	509
Less: Hedge gain (loss) on deferred cash compensation plans (a)	78	45	-	78	30
Nonoperating income (expense), less net income (loss) attributable to NCI - CIPs, as adjusted (2)	$145	$404	$22	$167	$479

See notes (1) and (2) to the condensed consolidated statements of income and supplemental information on pages 15 and 16 for more information on as adjusted items.

RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO BLACKROCK TO NET INCOME ATTRIBUTABLE TO BLACKROCK, AS ADJUSTED
	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
(in millions, except per share data), (unaudited)	2026	2025	2026	2026	2025
Net income attributable to BlackRock, Inc., GAAP basis	$1,914	$1,593	$2,212	$4,126	$3,103
Noncontrolling interest - Subco	93	-	108	201	-
Net income attributable to BlackRock, Inc., (for diluted EPS)	2,007	1,593	2,320	4,327	3,103
Non-GAAP adjustments(1):
Net impact of hedged deferred cash compensation plans (a)	(13)	(11)	4	(9)	(2)
Amortization of intangible assets (b)	206	102	207	413	189
Acquisition-related compensation costs (b)	71	57	80	151	120
Acquisition-related transaction costs (b)	9	9	11	20	38
Change in fair value of contingent consideration (b)	11	97	(554)	(543)	169
Restructuring charge (c)	-	29	-	-	29
Income tax matters	-	7	-	-	7
Net income attributable to BlackRock, Inc., as adjusted (3)	$2,291	$1,883	$2,068	$4,359	$3,653
Diluted weighted-average common shares outstanding, including Subco Units	164.6	156.3	165.0	164.8	156.4
Diluted earnings per common share, GAAP basis	$12.19	$10.19	$14.06	$26.25	$19.83
Diluted earnings per common share, as adjusted (3)	$13.91	$12.05	$12.53	$26.45	$23.35

(1)
Non-GAAP adjustments, excluding income tax matters, are net of tax.

See note (3) to the condensed consolidated statements of income and supplemental information on page 16 for more information on as adjusted items.

NOTES TO THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND SUPPLEMENTAL INFORMATION (unaudited)

BlackRock reports its financial results in accordance with GAAP; however, management believes evaluating the Company’s ongoing operating results may be enhanced if investors have additional non-GAAP financial measures. Adjustments to GAAP financial measures (“non-GAAP adjustments”) include certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow. Management reviews non-GAAP financial measures, in addition to GAAP financial measures, to assess ongoing operations and considers them to be helpful, for both management and investors, in evaluating BlackRock’s financial performance over time. Management also uses non-GAAP financial measures as a benchmark to compare its performance with other companies and to enhance comparability for the reporting periods presented. Non-GAAP financial measures may pose limitations because they do not include all of BlackRock’s revenue and expense. BlackRock’s management does not advocate that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.

Computations and reconciliations for all periods are derived from the condensed consolidated statements of income as follows:

(1) Operating income, as adjusted, and operating margin, as adjusted: Management believes operating income, as adjusted, and operating margin, as adjusted, are effective indicators of BlackRock’s financial performance over time, and, therefore, provide useful disclosure to investors. Management believes that operating margin, as adjusted, reflects the Company’s long-term ability to manage ongoing costs in relation to its revenues. The Company uses operating margin, as adjusted, to assess the Company’s financial performance, to determine the long-term and annual compensation of the Company’s senior-level employees and to evaluate the Company’s relative performance against industry peers. Furthermore, this metric eliminates margin variability arising from the accounting of revenues and expenses related to distributing different product structures in multiple distribution channels utilized by asset managers.

•
Operating income, as adjusted, includes the following non-GAAP expense adjustments:
(a)
Compensation expense related to appreciation (depreciation) on deferred cash compensation plans. The Company excludes compensation expense related to the market valuation changes on certain deferred cash compensation plans, which the Company hedges economically. For these deferred cash compensation plans, the final value of the deferred amount to be distributed to employees in cash upon vesting is determined based on the returns on specified investment funds. The Company recognizes compensation expense for the appreciation (depreciation) of the deferred cash compensation liability in proportion to the vested amount of the award during a respective period, while the net gain (loss) to economically hedge these plans is immediately recognized in nonoperating income (expense), which creates a timing difference impacting net income. This timing difference will reverse and offset to zero over the life of the award at the end of the multi-year vesting period. Management believes excluding market valuation changes related to the deferred cash compensation plans in the calculation of operating income, as adjusted, provides useful disclosure to both management and investors of the Company’s financial performance over time as these amounts are economically hedged, while also increasing comparability with other companies.
(b)
Acquisition-related costs. Acquisition-related costs include adjustments related to amortization of intangible assets, change in fair value of contingent consideration (primarily associated with noncash contingent consideration) incurred in connection with certain acquisitions and other acquisition-related costs, including compensation costs for nonrecurring retention-related deferred compensation and general and administration expense primarily related to professional services. Management believes excluding the impact of these expenses when calculating operating income, as adjusted, provides a helpful indication of the Company’s financial performance over time, thereby providing helpful information for both management and investors while also increasing comparability with other companies.
(c)
Restructuring charge. In the second quarter of 2025, the Company recorded a restructuring charge, comprised of severance and compensation expense for accelerated vesting of previously granted deferred compensation awards, in connection with an initiative to modify BlackRock's organization to fit more closely with strategic priorities. Management believes excluding the impact of this restructuring charge when calculating operating income, as adjusted, is useful to assess the Company’s financial performance and ongoing operations, and enhances comparability among periods presented.
•
Revenue used for calculating operating margin, as adjusted, is reduced to exclude all of the Company’s distribution fees, which are recorded as a separate line item on the condensed consolidated statements of income, as well as a portion of investment advisory fees received that is used to pay distribution and servicing costs. For certain products, based on distinct arrangements, distribution fees are collected by the Company and then passed through to third-party client intermediaries. For other products, investment advisory fees are collected by the Company and a portion is passed through to third-party client intermediaries. However, in both structures, the third-party client intermediary similarly owns the relationship with the retail client and is responsible for distributing the product and servicing the client. The amount of distribution and investment advisory fees fluctuates each period primarily based on a predetermined percentage of the value of AUM during the period. These fees also vary based on the type of investment product sold and the geographic location where it is sold. In addition, the Company may waive fees on certain products that could result in the reduction of payments to the third-party intermediaries.

(2) Nonoperating income (expense), less net income (loss) attributable to NCI - CIPs, as adjusted: Management believes nonoperating income (expense), less net income (loss) attributable to NCI - CIPs, as adjusted, is an effective measure for reviewing BlackRock’s nonoperating contribution to its results and provides comparability of this information among reporting periods. Nonoperating income (expense), less net income (loss) attributable to NCI - CIPs, as adjusted, excludes the gain (loss) on the economic hedge of certain deferred cash compensation plans. As the gain (loss) on investments and derivatives used to hedge these compensation plans over time substantially offsets the compensation expense related to the market valuation changes on these deferred cash compensation plans, which is included in operating income, GAAP basis, management believes excluding the gain (loss) on the economic hedge of the deferred cash compensation plans when calculating nonoperating income (expense), less net income (loss) attributable to NCI - CIPs, as adjusted, provides a useful measure for both management and investors of BlackRock’s nonoperating results that impact book value.

(3) Net income attributable to BlackRock, Inc., as adjusted:

•
Management believes net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, are useful measures of BlackRock’s profitability and financial performance. Net income attributable to BlackRock, Inc., as adjusted, equals net income attributable to BlackRock, Inc., GAAP basis, adjusted for certain items management deems nonrecurring or that occur infrequently, transactions that ultimately will not impact BlackRock’s book value or certain tax items that do not impact cash flow.

For each period presented, the non-GAAP adjustments were tax effected at the respective blended rates applicable to the adjustments. The non-GAAP adjustments in 2025 and 2026 related to the change in fair value of contingent consideration are primarily not deductible for income tax purposes.

•
In addition, beginning in the third quarter of 2025, in connection with the HPS Transaction, the Company updated its definition of net income attributable to BlackRock, Inc., as adjusted, and diluted earnings per common share, as adjusted, to assume all outstanding Subco Units issued as part of the consideration for the HPS Transaction have been exchanged in accordance with their terms on a one-for-one basis into common stock of BlackRock, as Subco Units are exchangeable at the option of the holder. Accordingly, the noncontrolling interest related to these Subco Units has been included as part of net income attributable to BlackRock, Inc., as adjusted. Management believes that these updated non-GAAP measures are useful indicators of BlackRock’s profitability and enhance comparability among periods presented, and therefore are useful to investors.
•
Per share amounts reflect net income attributable to BlackRock, Inc., as adjusted, divided by diluted weighted-average common shares outstanding including Subco Units.

(4) ACV: Management believes ACV is an effective metric for reviewing BlackRock’s technology services and subscription's ongoing contribution to its operating results and provides comparability of this information among reporting periods while also providing a useful supplemental metric for both management and investors of BlackRock’s growth in technology services and subscription revenue over time, as it is linked to the net new business in technology and subscription services. ACV represents forward-looking, annualized estimated value of the recurring subscription fees under client contracts, assuming all client contracts that come up for renewal are renewed, unless the Company has received a notice of termination, even though such notice may not be effective until a later date. ACV also includes the annualized estimated value of new sales, for existing and new clients, when we execute client contracts, even though the recurring fees may not be effective until a later date and excludes nonrecurring fees such as implementation and consulting fees.

FORWARD-LOOKING STATEMENTS

This earnings release, and other statements that BlackRock may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to BlackRock’s future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and may contain information that is not purely historical in nature. Such information may include, among other things, projections and forecasts. There is no guarantee that any forecasts made will come to pass. Forward-looking statements speak only as of the date they are made, and BlackRock assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

BlackRock has previously disclosed risk factors in its Securities and Exchange Commission (“SEC”) reports. These risk factors and those identified elsewhere in this earnings release, among others, could cause actual results to differ materially from forward-looking statements or historical performance and include: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (3) the relative and absolute investment performance of BlackRock’s investment products; (4) BlackRock’s ability to develop new products and services that address client preferences; (5) the impact of increased competition; (6) the impact of recent or future acquisitions or divestitures, including the acquisitions of GIP, Preqin Holding Limited and HPS (collectively, the “Transactions”); (7) BlackRock’s ability to integrate acquired businesses successfully, including the Transactions; (8) the unfavorable resolution of legal proceedings; (9) the extent and timing of any share repurchases; (10) the impact, extent and timing of technological changes and the adequacy of intellectual property, data, information and cybersecurity protection; (11) the failure to effectively manage the development and use of artificial intelligence; (12) attempts to circumvent BlackRock’s operational control environment or the potential for human error in connection with BlackRock’s operational systems; (13) the impact of legislative and regulatory actions and reforms, supervisory or enforcement actions of government agencies and governmental scrutiny relating to BlackRock; (14) changes in law and policy and uncertainty pending any such changes; (15) any failure to effectively manage conflicts of interest; (16) damage to BlackRock’s reputation; (17) increasing focus from stakeholders regarding environmental- and social-related matters; (18) geopolitical unrest, terrorist activities, civil or international hostilities, and other events outside BlackRock’s control, including wars, global trade tensions, tariffs, natural disasters and health crises, which may adversely affect the general economy, domestic and local financial and capital markets, specific industries or BlackRock; (19) climate-related risks to BlackRock’s business, products, operations and clients; (20) the ability to attract, train and retain highly qualified professionals; (21) fluctuations in the carrying value of BlackRock’s economic investments; (22) the impact of changes to tax legislation, including income, payroll and transaction taxes, and taxation on products, which could affect the value proposition to clients and, generally, the tax position of BlackRock; (23) BlackRock’s success in negotiating distribution arrangements and maintaining distribution channels for its products; (24) the failure by key third-party providers to fulfill their obligations to BlackRock; (25) operational, technological and regulatory risks associated with BlackRock’s major technology partnerships; (26) any disruption to the operations of third parties whose functions are integral to BlackRock’s exchange-traded products platform; (27) the impact of BlackRock electing to provide support to its products from time to time and any potential liabilities related to securities lending or other indemnification obligations; and (28) the impact of problems, instability or failure of other financial institutions or the failure or negative performance of products offered by other financial institutions.

BlackRock’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and BlackRock’s subsequent filings with the SEC, accessible on the SEC’s website at www.sec.gov and on BlackRock’s website at www.blackrock.com, discuss these factors in more detail and identify additional factors that can affect forward-looking statements. The information contained on the Company’s website is not a part of this earnings release.

PERFORMANCE NOTES

Past performance is not indicative of future results. Except as specified, the performance information shown is as of June 30, 2026 and is based on preliminary data available at that time. The performance data shown reflects information for all actively and passively managed equity and fixed income accounts, including US registered investment companies, European-domiciled retail funds and separate accounts for which performance data is available, including performance data for high net worth accounts available as of May 31, 2026. The performance data does not include accounts terminated prior to June 30, 2026 and accounts for which data has not yet been verified. If such accounts had been included, the performance data provided may have substantially differed from that shown.

Performance comparisons shown are gross-of-fees for institutional and high net worth separate accounts, and net-of-fees for retail funds. The performance tracking shown for index accounts is based on gross-of-fees performance and includes all institutional accounts and all iShares funds globally using an index strategy. AUM information is based on AUM available as of June 30, 2026 for each account or fund in the asset class shown without adjustment for overlapping management of the same account or fund. Fund performance reflects the reinvestment of dividends and distributions.

Performance shown is derived from applicable benchmarks or peer median information, as selected by BlackRock, Inc. Peer medians are based in part on data either from Lipper, Inc. or Morningstar, Inc. for each included product.